UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2011

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On October 30, 2011, the Company and Color Broadband Communications, Inc. (“Color Broadband”) entered a definitive agreement to acquire certain business assets from Color Broadband.  Under the terms of the agreement, the Company will acquire Color Broadband business assets operating in Los Angeles area including all customer contracts, network infrastructure, and related assets.  The acquisition closing is subject to customary conditions and is expected to close by the end of 2011.

On October 31, 2011, the Company issued a press release regarding this transaction.  The press release is attached to this Current Report on Form 8-K as Exhibit 99-1.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: October 31, 2011	By:	/s/ Joseph Hernon
Joseph Hernon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 31, 2011